SUPPLEMENT TO

CALVERT VP INCOME PORTFOLIO

Calvert Variable Products Portfolios Prospectus
dated April 30, 2012

Date of Supplement: March 20, 2013

Michael Abramo no longer serves as a portfolio manager for Calvert VP Income Portfolio (the “Portfolio”).

The portfolio management table under “Portfolio Management” in the Portfolio Summary on page 9 is revised and restated as follows to reflect changes to the portfolio management team:

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager	Title	Length of Time
Name		Managing Portfolio
Vishal Khanduja,	Portfolio Manager	Since March 2013
CFA

Matthew Duch	Vice President, Portfolio	Since September
	Manager	2011

In addition, the portfolio management table for the Portfolio under “Management of Portfolio Investments – More Information About the Subadvisors and Portfolio Managers” on page 24 has been revised and restated as follows:

Calvert VP Income Portfolio

Calvert Investment Management, Inc.
See “About Calvert” above.

Vishal Khanduja and Matthew Duch are jointly and primarily responsible for the day-to-day management of the Portfolio.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Vishal Khanduja, CFA	Mr. Khanduja has been a member of the Calvert Taxable Fixed Income Team since July 2012 and became a Portfolio Manager for this Fund in March 2013. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009-2012) and Senior Analyst – Structured Assets Team (2008-2009). Prior to Columbia Management, he was Associate Director (Fixed Income Analytics) at
	Galliard Capital Management (2007-2008).	Lead Portfolio Manager

Matthew Duch	Mr. Duch has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006 and became a Portfolio Manager for this Portfolio in September 2011.	Co-Portfolio Manager